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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 5, 2000
                                                   ------------


                       NATIONAL COMMERCE BANCORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)


         Tennessee                   0-6094                 62-0784645
-----------------------------  -------------------  --------------------------
(State or other jurisdiction      (Commission            (I.R.S. Employer
   of incorporation)              File Number)           Identification No.)



  One Commerce Square, Memphis, Tennessee                     38150
-------------------------------------------                  -------
 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code       (901) 523-3371
                                                         --------------
                                Not applicable
                                --------------
(Former name, former address and former fiscal year, if changed since last report)




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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets

      Effective July 5, 2000, CCB Financial Corporation, a North Carolina corporation ("CCB") merged (the "Merger") with and into National Commerce Bancorporation, a Tennessee Corporation ("Registrant"), pursuant to an Agreement and Plan of Merger, dated as of March 17, 2000 among Registrant and CCB (the "Merger Agreement"). Pursuant to the Merger Agreement, each share of common stock, par value $5.00 per share of CCB was converted into the right to receive
2.45 shares of common stock, par value $2.00 per share, of the Registrant, with cash to be paid in lieu of fractional shares. The Merger Agreement is incorporated by reference to the Current Report on Form 8-K/A of the Registrant filed with the Securities and Exchange Commission on March 24, 2000.

      The Registrant's Registration Statement on Form S-4 (Registration No. 333-35486), which was declared effective by the Securities and Exchange Commission on May 8, 2000 (the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant and CCB, including but not limited to, the date and manner of the merger, the nature and amount of consideration paid by the Registrant therefor, the method used for determining the amount of such consideration, the nature of any material relationships between CCB and the Registrant or any officer or director of the Registrant or any associate of any such officer or director, the nature of CCB's business and the Registrant's intended use of the assets acquired in the Merger.

Item 5. Other Events.

   A. Press Release

      The Registrant made a publicly-disseminated press release on July 5, 2000, a copy of which is attached to this Current Report on Form 8-K as an Exhibit and is incorporated herein by reference.

   B. Increase in Authorized Capitalization

      In order to complete the Merger, Registrant's Charter was amended to increase the number of shares of common stock authorized from 175,000,000 to 400,000,000 shares.

   C. Restated Charter

      On June 30, 2000 the Registrant filed an Amended and Restated Charter with the Tennessee Secretary of State. A copy of the Amended and Restated Charter is included as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired

          The financial statements of CCB as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997 are incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-35486).

      (b) Pro Forma Financial Information

          The unaudited pro forma combined condensed financial information for each of the three years ended December 31, 1999, 1998 and 1997 is incorporated by reference to the Registration Statement on Form S-4 of the Registrant (Registration Statement No. 333-35486).


                                      -1-

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(c) Exhibits.

    The following exhibits are filed pursuant to Item 601 of Regulation S-K:


  Exhibit
  Number                           Description
  -------    ------------------------------------------------------------------

   2.1 Agreement and Plan of Merger dated March 17, 2000 (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K/A filed by Registrant on March 24, 2000 with the Securities and Exchange Commission).

   3.1       Copy of the Registrant's Amended and Restated Charter.

  99.1       Press release dated July 5, 2000.




                                      -2-






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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NATIONAL COMMERCE BANCORPORATION


Date: July 11, 2000                 By:  /s/ Charles A. Neale
                                         ----------------------
                                         Charles A. Neale
                                         Senior Vice-President
                                         and General Counsel